Exhibit 10.1

FIRST AMENDMENT TO THE AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF CARTER VALIDUS OPERATING PARTNERSHIP II, LP (the “Partnership”) effective as of December 28, 2015, (the “First Amendment”) is entered into by and between Carter Validus Mission Critical REIT II, Inc., a Maryland corporation holding both general partner and limited partner interests in the Partnership (the “General Partner”), and Carter Validus Advisors II, LLC, a Delaware limited liability company holding a special limited partner interest in the Partnership (the “Special Limited Partner”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Original Agreement (defined below).

WHEREAS, the Partnership is governed by that certain Amended and Restated Limited Partnership Agreement of the Partnership entered into on June 10, 2014 (the “Agreement”); and

WHEREAS, the General Partner and Limited Partner desire to revise the amount of special fees borne by holders of Class T OP Units.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment to Section 4.9(e).

Section 4.9(e) of the Agreement is hereby amended and restated in its entirety as follows:

Section 4.9         Special Fees.

(e) 1.0% annual distribution and servicing fee for each Class T OP Unit (other than Class T OP Units issued in connection with Class T REIT Shares purchased through the General Partner’s distribution reinvestment plan).

2.	Counterparts.

This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

3.	No Other Amendments.

Except as expressly set forth herein, the Agreement remains unmodified and unchanged and the parties hereto ratify and confirm the Agreement as amended hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment effective as of the date first set forth above.

GENERAL PARTNER:

CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation

By: /s/ John E. Carter John E. Carter Chief Executive Officer

SPECIAL LIMITED PARTNER:

CARTER VALIDUS ADVISORS II, LLC, a Delaware limited liability company

By: /s/ Lisa A. Drummond Lisa A. Drummond Chief Operating Officer and Secretary